UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2005

Hercules Technology Growth Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

525 University Ave., Suite 700

Palo Alto, California 94301

(Address of principal executive offices including zip code)

(650) 289-3060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 9, 2005, David Lund was appointed by the Board of Directors of Hercules Technology Growth Capital, Inc. (the “Company”) to act as Principal Financial and Accounting Officer. Mr. Lund is currently the Vice President of Finance and Senior Corporate Controller of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Manuel Henriquez
Name:	Manuel Henriquez
Title:	Chief Executive Officer

Date: August 11, 2005